Exhibit 99.2
SUPPLEMENTAL OPERATING AND
FINANCIAL DATA
FOR THE QUARTER ENDED
DECEMBER 31, 2006
Rendering of Mebane Medical Office Building
All amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell
Spencer Inc. Any offers to sell or solicitation to buy securities of Cogdell Spencer Inc. shall be made only by means of a prospectus approved for that purpose.

Cogdell Spencer Inc.
Company Background
Fourth Quarter 2006

Cogdell Spencer Inc. (the “Company”) is a fully-integrated, self-administered and self managed real estate investment trust (REIT) that invests in specialty office buildings for the medical profession, including medical office buildings, ambulatory surgery and diagnostic centers.
On November 1, 2005, the Company completed its initial public offering of 5,800,000 shares of common stock at $17.00 per share resulting in gross proceeds of $98.6 million. In connection with the exercise of the underwriters’ over-allotment option, the Company issued an additional 300,000 shares of common stock at $17.00 per share and received gross proceeds of $5.1 million. The aggregate proceeds, net of underwriting discounts and commissions and offering costs, were $89.9 million.
During the first quarter of 2006, the Company acquired four medical office buildings in three states, representing both new client relationships and new territories. Methodist Professional Center One in Indianapolis, Indiana was acquired for approximately $39.9 million. In a joint acquisition, the Company acquired Hanover Medical Office Building in Hanover, Virginia and 1808/1818 Verdugo Hills in Glendale, California for $36.1 million.
In June 2006, the Company announced an expanded presence in the Grand Strand region of South Carolina with the ground breaking of the Carolina Forest Medical Plaza, a 39,000 square foot medical office building. Construction is estimated to be completed in the second quarter of 2007. The facility is 43% leased as of December 31, 2006.
In July 2006, the Company broke ground on a rehabilitation hospital in Lancaster, Pennsylvania. This development project represents a new client relationship and is the eleventh state for Cogdell Spencer’s footprint. Construction is estimated to be completed in the second quarter of 2007. The facility is 100% leased. In October 2006, the Company broke ground on a second project in Lancaster, Pennsylvania with Lancaster General Hospital. The 64,070 square foot facility is a medical office building with an ambulatory surgery center. This project is scheduled for completion during the fourth quarter of 2007 and is 80% leased as of December 31, 2006.
In July 2006, the Company sold the building known as Cabarrus Pediatrics located in Concord, North Carolina, to NorthEast Medical Center. The Company recorded a $0.4 million gain from the sale during the third quarter of 2006. In addition, the Company disposed of joint ventures in three entities during the third quarter of 2006, Mary Black I and II and Cabarrus Land Company. The recorded gain from the dispositions was $0.5 million.
In August 2006, the Company acquired the Mary Black Westside medical office building in Spartanburg, South Carolina for approximately $5.2 million. The 37,455 square foot building is 100% leased.

On September 28, 2006, the Company announced the acquisition of Consera Healthcare Real Estate, LLC, a medical office building management company based in Columbia, South Carolina. Consera currently manages 39 properties located throughout South Carolina, Virginia, Kentucky and Florida. In conjunction with this acquisition, Cogdell Spencer announced the acquisition of Parkridge MOB for approximately $19.1 million. The facility, located in Columbia, South Carolina, is a 90,000 square foot outpatient center that is predominantly leased by Palmetto Health. The building is 94.6% leased as of December 31, 2006.
In November 2006, the Company held a ground breaking ceremony for the Mebane Medical Office Building and Ambulatory Surgery Center, which will be anchored by Alamance Regional Medical Center. This 60,000 square foot medical office building located in Mebane, North Carolina will house an ambulatory surgery center, diagnostic imaging center and urgent care center on the first floor. The second floor will be available for multi-specialty tenants. The $16.2 million project is scheduled for completion by the end of the first quarter of 2008. Cogdell Spencer is expected to ultimately own 25% of this project.
As of December 31, 2006, the Cogdell Spencer Inc. portfolio and managed properties consisted of properties located in eleven states throughout the United States. The Company’s footprint includes North Carolina, South Carolina, Georgia, Kentucky, Louisiana, Mississippi, Florida, Indiana, California, Pennsylvania and Virginia.

Of the properties in the Company’s wholly-owned portfolio, 79% are located on hospital campuses and 6% are off-campus, hospital anchored.

This supplemental package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: market trends; our ability to obtain future financing arrangements; our ability to renew ground leases; defaults by tenants; and changes in the reimbursement available to our tenants by government or private payors. For a further list and description of such risks and uncertainties, see the reports filed by the company with the Securities and Exchange Commission, including the company’s filing on Form 10-K for the year ended December 31, 2005. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cogdell Spencer Inc.
Fourth Quarter 2006
Investor Information

Board of Directors		Senior Management

James W. Cogdell	Frank C. Spencer	James W. Cogdell	Frank C. Spencer
Chairman	President & CEO	Chairman	President & CEO

John R. Georgius	Richard B. Jennings		Charles M. Handy
Chief Financial Officer
Christopher E. Lee	Richard C. Neugent

Randolph D. Smoak, M.D.

Equity Research Coverage

Banc of America Securities			KeyBanc Capital Markets
Russ Nussbaum — 212.847.5668			Jordan Sadler — 917.368.2280

BB&T			SmithBarney Citigroup
Stephanie Krewson — 804.782.8784			Jonathan Litt — 212.816.0231

BMO Capital Markets
Richard Anderson — 212.885.4180

Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations
4401 Barclay Downs Drive	CSA	Continental Stock	Dana A. Crothers
Suite 300		Transfer & Trust	Marketing Director
Charlotte, NC 28209	Stock Exchange Listing		704.940.2904
Tel: 704.940.2900	New York Stock Exchange
Fax: 704.940.2957
www.cogdellspencer.com

Cogdell Spencer Inc.
Fourth Quarter 2006

Financial and Operating Highlights
(in thousands, except per share amounts, ratios and portfolio statistics)

	Three Months Ended	Year Ended
	December 31, 2006	December 31, 2006
Selected Operating Data
Property revenues	$13,772	$51,428
Straight line rent	$57	$196
Fair value lease revenues (1)	$294	$990
Management fee revenue and expense reimbursements	$956	$2,077
Property operating and management expenses	$5,709	$19,848
Property operating and management margin	61%	63%

EBITDA (2)	$7,994	$30,354
Interest expense	$4,221	$14,236

Net loss	$(3,067)	$(9,097)
Net loss per share — diluted	$(0.38)	$(1.14)

Funds from Operations (“FFO”) (3)	$3,728	$15,037
FFO per share and unit — diluted (3)	$0.30	$1.21
Dividends declared per share and unit	$0.35	$1.40

As of
Dec. 31, 2006
Selected Balance Sheet Data
Cash and cash equivalents	$1,029
Book value of real estate assets before depreciation	$374,836
Total assets	$392,816
Total liabilities	$279,140
Minority interests and stockholders’ equity	$113,676

Debt
Weighted average interest rate	6.5%
Weighted average remaining maturity (years)	2.7

Debt / total market capitalization	49%
Debt / total assets	67%

As of
Dec. 31, 2006
Capitalization
Debt	$262,031
Common shares outstanding	8,000
Units outstanding	4,584
Total common shares and units outstanding	12,584
Share price at end of period	$21.50
Equity value at end of period (4)	$270,556
Total market capitalization	$532,587

Portfolio Statistics — Wholly-owned Properties
Properties wholly-owned at end of period	50
Total square footage owned at end of period	2,626,212
Occupancy at end of period	94.2%

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective leases from the date of the acquisition.

(2)	For a definition and discussion and a quantitative reconciliation of the differences between EBITDA and net loss, see page 10.

(3)	For a definition and discussion and a quantitative reconciliation of the differences between FFO and net loss, see page 9.

(4)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

Cogdell Spencer Inc.
Fourth Quarter 2006

Condensed Consolidated Balance Sheets
(unaudited and in thousands)

	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Assets
Real estate:
Operating real estate properties	$361,982	$358,835	$337,233	$335,613	$258,744
Less: Accumulated depreciation	(23,664)	(17,759)	(12,666)	(7,839)	(2,699)

Total operating real estate properties, net	338,318	341,076	324,567	327,774	256,045
Construction in progress	12,854	6,234	2,603	1,874	1,099
Real estate properties, net — held for sale	—	—	1,337	1,358	1,379

Total real estate, net	351,172	347,310	328,507	331,006	258,523
Cash and cash equivalents	1,029	2,384	870	3,897	9,571
Restricted cash	982	1,056	899	817	779
Investment in capital lease	6,193	6,270	6,346	6,448	6,499
Real estate related intangible assets, net	22,263	24,625	25,640	28,498	24,840
Deferred financing costs, net	1,018	966	829	890	913
Goodwill	5,084	5,112	2,875	2,875	2,875
Other assets	5,075	5,178	4,134	3,808	4,331
Other assets — held for sale	—	—	142	146	151

Total assets	$392,816	$392,901	$370,242	$378,385	$308,482

Liabilities and stockholders’ equity
Notes payable under line of credit	$77,487	$97,850	$85,850	$85,850	$19,600
Mortgage loans	184,544	155,472	143,119	144,019	139,374
Accounts payable and accrued liabilities	9,609	8,160	6,653	5,966	4,857
Accrued dividends and distributions	4,404	4,326	4,326	4,328	—
Acquired below market leases, net	3,096	3,434	3,455	3,754	2,893
Other liabilities — held for sale	—	—	1,256	1,263	1,272

Total liabilities	279,140	269,242	244,659	245,180	167,996
Minority interests and stockholders’ equity	113,676	123,659	125,583	133,205	140,486

Total liabilities and stockholders’ equity	$392,816	$392,901	$370,242	$378,385	$308,482

Cogdell Spencer Inc.
Fourth Quarter 2006

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Revenues:
Rental	$14,123	$13,394	$13,381	$11,717
Management fee revenue	581	188	218	317
Expense reimbursements	375	88	135	175
Development fee revenue	—	24	22	112
Interest and other income	217	198	222	291

Total revenues	15,296	13,892	13,978	12,612
Expenses:
Property operating and management	5,709	5,050	4,855	4,234
General and administrative	1,546	1,387	1,580	1,855
Depreciation and amortization	8,610	7,737	7,466	6,460
Interest	4,221	4,195	3,393	2,391
Prepayment penalty on early extinguishment of debt	—	37	—	—

Total expenses	20,086	18,406	17,294	14,940

Loss from continuing operations before equity in earnings of unconsolidated real estate partnerships, gain on sale of real estate partnerships, minority interests in real estate partnership, and minority interests in operating partnership	(4,790)	(4,514)	(3,316)	(2,328)
Equity in earnings of unconsolidated real estate partnerships	(3)	2	—	5
Gain on sale of real estate partnerships	—	484	—	—
Minority interests in real estate partnership	(44)	(24)	(22)	(31)
Minority interests in operating partnership	1,770	1,430	1,177	831

Loss from continuing operations	(3,067)	(2,622)	(2,161)	(1,523)
Discontinued operations:
Income (loss) from discontinued operations	—	2	(7)	(4)
Gain on sale of real estate property	—	435	—	—
Minority interests in operating partnership	—	(154)	2	2

Total discontinued operations	—	283	(5)	(2)

Net loss	$(3,067)	$(2,339)	$(2,166)	$(1,525)

Per share data — basic and diluted:
Loss from continuing operations — basic and diluted	$(0.38)	$(0.33)	$(0.27)	$(0.19)
Income (loss) from discontinued operations — basic and diluted	—	0.04	(0.00)	(0.00)

Net loss — basic and diluted	$(0.38)	$(0.29)	$(0.27)	$(0.19)

Weighted average common shares — basic and diluted (1)	7,977	7,976	7,975	7,973

(1)	Shares of unvested restricted common stock are anti-dilutive due to the net loss.

Cogdell Spencer Inc.
Fourth Quarter 2006

Condensed Consolidated Statement of Operations
(in thousands, except per share amounts)
(unaudited)

Year Ended
December 31, 2006
Revenues:
Rental	$52,614
Management fee revenue	1,304
Expense reimbursements	773
Development fee revenue	158
Interest and other income	928

Total revenues	55,777
Expenses:
Property operating and management	19,848
General and administrative	6,368
Depreciation and amortization	30,273
Interest	14,199
Prepayment penalty on early extinguishment of debt	37

Total expenses	70,725

Loss from continuing operations before equity in earnings of unconsolidated real estate partnerships, gain on sale of real estate partnerships, minority interests in real estate partnership, and minority interests in operating partnership	(14,948)
Equity in earnings of unconsolidated real estate partnerships	4
Gain on sale of real estate partnerships	484
Minority interests in real estate partnership	(121)
Minority interests in operating partnership	5,208

Loss from continuing operations	(9,373)
Discontinued operations:
Loss from discontinued operations	(9)
Gain on sale of real estate property	435
Minority interests in Operating Partnership	(150)

Total discontinued operations	276

Net loss	$(9,097)

Per share data — basic and diluted:
Loss from continuing operations — basic and diluted	$(1.17)
Income from discontinued operations — basic and diluted	0.03

Net loss — basic and diluted	$(1.14)

Weighted average common shares — basic and diluted (1)	7,975

(1)	23 shares of unvested restricted common stock are anti-dilutive due to the net loss.

Cogdell Spencer Inc.
Fourth Quarter 2006

Reconciliation of Net Loss to Funds from Operations (1)
(in thousands, except per share and unit amounts)
(unaudited)

	Three Months Ended
	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
Net loss	$(3,067)	$(2,339)	$(2,166)	$(1,525)
Plus minority interests in operating partnership	(1,770)	(1,276)	(1,179)	(833)
Plus real estate related depreciation and amortization (2)	8,565	7,684	7,433	6,430
Less gain on sale of real estate property and partnerships	—	(919)	—	—

Funds from Operations (FFO) (1)	$3,728	$3,150	$4,088	$4,072

FFO per share and unit — basic and diluted	$0.30	$0.26	$0.33	$0.33

Weighted average shares and units outstanding — basic	12,590	12,347	12,340	12,339

Weighted average shares and units outstanding — diluted	12,612	12,367	12,362	12,364

Year Ended
December 31, 2006
Net loss	$(9,097)
Plus minority interests in operating partnership	(5,058)
Plus real estate related depreciation and amortization (2)	30,111
Less gain on sale of real estate property and partnerships	(919)

Funds from Operations (FFO) (1)	$15,037

FFO per share and unit — basic and diluted	$1.21

Weighted average shares and units outstanding — basic	12,405

Weighted average shares and units outstanding — diluted	12,427

(1)	As defined by the National Association of Real Estate Investment Trusts, or NAREIT, funds from operations, or FFO, represents net income (computed in accordance with generally accepted accounting principles, or GAAP), excluding gains from sales of property, plus real estate depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We present FFO because we consider it an important supplemental measure of our operational performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing a perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our performance, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.

(2)	Real estate depreciation and amortization consists of depreciation and amortization from wholly-owned real estate properties of $8,552 and $30,052 and the Company’s share of joint venture real estate depreciation and amortization of $13 and $59 for the three months and year ended December 31, 2006, respectively.

Cogdell Spencer Inc.
Fourth Quarter 2006

Coverage Ratios
(in thousands, except ratio amounts)

Three Months Ended
December 31, 2006
Interest coverage ratio:
EBITDA	$7,994
Cash paid for interest	$3,861

Interest coverage ratio	2.1

Fixed charge coverage ratio:
EBITDA	$7,994
Fixed charges:
Cash paid for interest	$3,861
Principal payments	877

Total fixed charges	$4,738

Fixed charge coverage ratio	1.7

Reconciliation of Earnings Before Interest, Taxes,
Depreciation and Amortization (“EBITDA”) (1)
(in thousands)

	Three Months Ended	Year Ended
	December 31, 2006	December 31, 2006
Reconciliation of net loss to EBITDA:
Net loss	$(3,067)	$(9,097)
Minority interests	(1,770)	(5,058)
Interest expense	4,221	14,236
Depreciation and amortization	8,610	30,273

EBITDA	$7,994	$30,354

(1)	We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA, adjusted for equity compensation charge at IPO, is a useful supplemental performance measure because it allows investors to view our performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests. In addition, we believe that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs. Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our performance is limited. Accordingly, EBITDA should be considered only as a supplement to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other equity REITs’ EBITDA.

Cogdell Spencer Inc.
Fourth Quarter 2006

Consolidated Debt Analysis as of December 31, 2006
(dollars in thousands)

	Stated
	interest	Interest		Principal
	rate	Rate		Balance		Amortization
	%	%		$	Maturity Date	(Years)

Fixed rate secured mortgage loans — wholly-owned properties
Baptist Northwest Medical Park	8.25	8.25		$2,297	2/1/2011	25
Barclay Downs	6.50	6.50		4,550	11/15/2012	25
Beaufort Medical Plaza	LIBOR + 0.95	5.96	(1)	5,152	8/18/2008	25
Birkdale Medical Village	6.75	6.75		7,623	10/1/2008	25
East Jefferson Medical Office Building	6.01	6.01		9,589	8/10/2014	25
Gaston Professional Center	LIBOR + 1.25	6.43	(1)	16,566	11/22/2007	25
Hanover Medical Office Building One	6.00	6.00		5,088	11/1/2009	25
Harrisburg Family Physicians Building, Lincoln/Lakemont Family Practice Center, Northcross Family Medical Practice Building and Randolph Medical Park	LIBOR + 1.85	7.00	(1)	8,803	12/10/2007	25
Medical Arts Center of Orangeburg	5.95	5.95		2,628	12/18/2007	20
Methodist Professional Center I	LIBOR + 1.30	6.25	(1)	30,000	10/31/2009	Interest only
Mulberry Medical Park	6.75	6.75		1,101	10/15/2007	20
One Medical Park — HMOB	5.93	5.93		5,743	11/1/2013	20
Providence MOB I, II and III	6.12	6.12		9,019	1/12/2013	25
River Hills Medical Plaza	LIBOR + 2.00	6.97	(1)	3,069	11/30/2008	22
Rocky Mount Kidney Center	6.25	6.25		1,107	1/21/2009	20
Rocky Mount Medical Park	Prime	7.25	(2)	7,953	8/15/2008	25
Roper MOB	LIBOR + 1.50	6.45	(1)	9,860	7/10/2009	18
Rowan Outpatient Surgery Center	6.00	6.00		3,477	7/6/2014	25
Three Medical Park	5.55	5.55		8,243	3/25/2014	25

Total / weighted average fixed rate secured mortgages		6.36		141,868

Variable rate secured mortgage loans — wholly-owned properties
Copperfield Medical Mall, Harrisburg Medical Mall, Midland Medical Mall and Weddington Internal Pediatric Medicine	LIBOR + 1.50	6.83	(3)	8,935	12/15/2014	25
Parkridge MOB	LIBOR + 1.45	6.78		13,270	10/1/2007	Interest only
St. Francis Community Medical Office Building, St. Francis MOB	LIBOR + 1.40	6.73		7,280	8/18/2007	25
St. Francis Medical Plaza, St. Francis Women’s Center (4)	LIBOR + 1.43	6.76		8,444	2/15/2007	25

Total / weighted average variable rate secured mortgages		6.78		37,929

Unsecured line of credit	LIBOR + 1.30	6.63		77,487	10/31/2008

Consolidated less than 50% owned real estate partnership
Rocky Mount MOB LLC	6.25	6.25		4,245	6/21/2007	25

				261,529
Unamortized premium				502

Total / weighted average debt		6.50		$262,031

(1)	Represents the fixed rate for floating rate loans that have been swapped to fixed.

(2)	Maximum interest of 7.25%; Minimum interest of 4.25%

(3)	Maximum interest of 8.25%; Minimum interest of 3.25%

(4)	Refinanced in February 2007. The mortgage note payable now matures on June 15, 2008, has a variable interest rate of LIBOR + 1.55%, and a principal balance of $7,694.

Cogdell Spencer Inc.
Fourth Quarter 2006

Consolidated Debt Analysis as of December 31, 2006 (continued)
(dollars in thousands)

	% of	Weighted Average
	Total Debt	Maturity (Years)
Fixed rate mortgages	55.9%	3.32
Variable rate mortgages	14.5%	2.29
Unsecured line of credit	29.6%	1.84

	100.0%	2.73

Future maturities and principal payments

2007	$62,002
2008	105,036
2009	46,438
2010	1,456
2011	3,562
Thereafter	43,035

$261,529

Unsecured line of credit — matures October 31, 2008

Facility	$130,000
Less: Outstanding at December 31, 2006	77,487
Less: Letters of credit	2,352

Availability at December 31, 2006	$50,161

Cogdell Spencer Inc.
Fourth Quarter 2006

Property Listing as of December 31, 2006

					Annualized Rent
		Net Rentable		Annualized	Per Leased
	Location	Square Feet	Occupancy Rate	Rent	Square Foot
California
Verdugo Professional Building I	Glendale	63,887	88.4%	$1,717,659	$30.41
Verdugo Professional Building II	Glendale	42,906	88.2%	1,240,676	32.78

		106,793	88.3%	2,958,335	31.36

Georgia
Augusta POB I	Augusta	99,494	99.5%	1,202,288	12.14
Augusta POB II	Augusta	125,634	93.2%	2,603,054	22.23
Augusta POB III	Augusta	47,034	90.0%	761,623	17.99
Augusta POB IV	Augusta	55,134	85.2%	887,602	18.90

		327,296	93.3%	5,454,567	17.86

Indiana
Methodist Professional Center I (2)	Indianapolis	150,034	94.7%	3,073,908	21.63
Methodist Professional Center II (sub-lease)	Indianapolis	24,080	100.0%	584,979	24.29

		174,114	95.4%	3,658,887	22.02

Kentucky
Our Lady of Bellefonte	Ashland	46,907	100.0%	1,108,305	23.63
Adjacent parking deck				771,593

		46,907	100.0%	1,879,898	23.63	(1)

Louisiana
East Jefferson Medical Office Building	Metairie	119,921	100.0%	2,338,867	19.50
East Jefferson Medical Specialty Building	Metairie	10,809	100.0%	966,359	89.40

		130,730	100.0%	3,305,226	25.28

North Carolina
Barclay Downs	Charlotte	38,395	100.0%	785,462	20.46
Birkdale Medical Village	Huntersville	64,669	100.0%	1,350,759	20.89
Birkdale Retail	Huntersville	8,269	100.0%	205,860	24.90
Cabarrus POB	Concord	84,972	96.6%	1,697,889	20.69
Copperfield Medical Mall	Concord	26,000	100.0%	569,920	21.92
Copperfield MOB	Concord	61,789	82.7%	1,102,971	21.58
East Rocky Mount Kidney Center	Rocky Mount	8,043	100.0%	167,033	20.77
Gaston Professional Center	Gastonia	114,956	100.0%	2,551,072	22.19
Adjacent parking deck				610,008
Harrisburg Family Physicians Building	Harrisburg	8,202	100.0%	206,049	25.12
Harrisburg Medical Mall	Harrisburg	18,360	100.0%	446,699	24.33
Lincoln/Lakemont Family Practice Center	Lincolnton	16,500	100.0%	391,338	23.72
Mallard Crossing Medical Park	Charlotte	52,540	89.5%	1,127,549	23.98
Midland Medical Mall	Midland	14,610	92.1%	360,528	26.79
Mulberry Medical Park	Lenoir	24,992	94.8%	406,137	17.14
Northcross Family Medical Practice Building	Charlotte	8,018	100.0%	214,428	26.74
Randolph Medical Park	Charlotte	84,131	94.6%	1,705,029	21.42
Rocky Mount Kidney Center	Rocky Mount	10,105	100.0%	198,765	19.67
Rocky Mount Medical Park	Rocky Mount	96,993	95.8%	1,811,022	19.49
Rowan Outpatient Surgery Center	Salisbury	19,464	100.0%	404,073	20.76
Weddington Internal & Pediatric Medicine	Concord	7,750	100.0%	175,228	22.61

		768,758	96.1%	16,487,819	21.50	(1)

Cogdell Spencer Inc.
Fourth Quarter 2006

Property Listing as of December 31, 2006 (Continued)

					Annualized Rent
		Net Rentable	Occupancy	Annualized	Per Leased
	City	Square Feet	Rate	Rent	Square Foot
South Carolina
190 Andrews	Greenville	22,898	100.0%	419,992	18.34
Baptist Northwest	Columbia	38,703	100.0%	736,311	19.02
Beaufort Medical Plaza	Beaufort	59,340	100.0%	1,178,424	19.86
Mary Black Westside MOB	Spartanburg	37,455	100.0%	754,082	20.13
Medical Arts Center of Orangeburg	Orangeburg	49,324	100.0%	867,515	17.59
Mt. Pleasant MOB	Mt. Pleasant	38,735	77.4%	721,878	24.08
One Medical Park — HMOB	Columbia	69,840	100.0%	1,547,263	22.15
Parkridge MOB	Columbia	89,451	94.6%	1,881,026	22.23
Providence MOB I	Columbia	48,500	100.0%	961,970	19.83
Providence MOB II	Columbia	23,280	100.0%	431,534	18.54
Providence MOB III	Columbia	54,417	94.1%	1,025,273	20.02
River Hills Medical Plaza	Little River	27,566	100.0%	812,298	29.47
Roper MOB	Charleston	122,785	90.7%	2,143,058	19.24
St. Francis Community Medical Office Building	Greenville	45,140	100.0%	1,086,299	24.07
St. Francis Medical Office Building	Greenville	49,767	95.6%	885,677	18.62
St. Francis Medical Plaza	Greenville	62,724	53.1%	649,684	19.51
St. Francis Women’s Center	Greenville	57,590	65.2%	763,617	20.34
Three Medical Park	Columbia	88,755	100.0%	1,926,733	21.71
West Medical I	Charleston	28,734	100.0%	719,438	25.04

		1,015,004	92.1%	19,512,072	20.87

Virginia
Hanover Medical Office Building I	Mechanicsville	56,610	100.0%	1,507,190	26.62

Total		2,626,212	94.2%	$54,763,994	$21.58 (1)

(1)	Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.

(2)	Parking revenue from an adjacent parking deck is approximately $70,000 per month, or $840,000 annualized.

Cogdell Spencer Inc.
Fourth Quarter 2006

Property Occupancy Rates

	12/31/2006	9/30/2006	6/30/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002
California
Verdugo Professional Building I	88.4%	91.0%	96.0%	n/a	n/a	n/a	n/a
Verdugo Professional Building II	88.2%	88.2%	95.4%	n/a	n/a	n/a	n/a
Georgia
Augusta POB I	99.5%	99.5%	99.5%	97.9%	90.6%	89.3%	74.9%
Augusta POB II	93.2%	93.2%	100.0%	98.3%	90.2%	85.1%	85.1%
Augusta POB III	90.0%	80.8%	80.8%	90.7%	100.0%	100.0%	100.0%
Augusta POB IV	85.2%	75.4%	50.4%	89.6%	89.6%	89.6%	89.6%
Indiana
Methodist Professional Center I	94.7%	94.7%	94.7%	n/a	n/a	n/a	n/a
Methodist Professional Center II (sub-lease)	100.0%	100.0%	100.0%	n/a	n/a	n/a	n/a
Kentucky
Our Lady of Bellefonte	100.0%	100.0%	89.3%	89.3%	100.0%	100.0%	100.0%
Louisiana
East Jefferson Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%	98.9%	97.7%
East Jefferson Medical Specialty Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
North Carolina
Barclay Downs	100.0%	100.0%	100.0%	97.1%	76.0%	100.0%	n/a
Birkdale Medical Village	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Retail	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cabarrus POB	96.6%	96.6%	89.2%	98.4%	96.1%	95.7%	100.0%
Copperfield Medical Mall	100.0%	100.0%	100.0%	100.0%	n/a	n/a	n/a
Copperfield MOB	82.7%	82.7%	82.7%	82.7%	n/a	n/a	n/a
East Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Gaston Professional Center	100.0%	100.0%	100.0%	100.0%	100.0%	97.8%	97.2%
Harrisburg Family Physicians Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Lincoln/Lakemont Family Practice Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Mallard Crossing Medical Park	89.5%	84.9%	84.9%	92.8%	92.8%	92.8%	100.0%
Midland Medical Mall	92.1%	92.1%	100.0%	100.0%	100.0%	100.0%	100.0%
Mulberry Medical Park	94.8%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Northcross Family Medical Practice Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Randolph Medical Park	94.6%	96.9%	89.3%	89.9%	97.4%	97.4%	100.0%
Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Rocky Mount Medical Park	95.8%	95.8%	100.0%	95.8%	95.8%	92.8%	92.8%
Rowan Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	100.0%	n/a	n/a
Weddington Internal & Pediatric Medicine	100.0%	100.0%	100.0%	100.0%	100.0%	n/a	n/a

Cogdell Spencer Inc.
Fourth Quarter 2006

Property Occupancy Rates (Continued)

	12/31/2006	9/30/2006	6/30/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002
South Carolina
190 Andrews	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Baptist Northwest	100.0%	100.0%	96.2%	96.2%	96.2%	96.2%	92.4%
Beaufort Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Mary Black Westside MOB	100.0%	100.0%	n/a	n/a	n/a	n/a	n/a
Medical Arts Center of Orangeburg	100.0%	100.0%	100.0%	97.3%	100.0%	100.0%	100.0%
Mt. Pleasant MOB	77.4%	77.4%	77.4%	77.4%	77.4%	72.5%	72.5%
One Medical Park — HMOB	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	93.9%
Parkridge MOB	94.6%	94.6%	n/a	n/a	n/a	n/a	n/a
Providence MOB I	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB II	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB III	94.1%	92.5%	100.0%	100.0%	100.0%	100.0%	100.0%
River Hills Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	92.8%
Roper MOB	90.7%	89.2%	89.2%	89.2%	88.4%	96.5%	96.0%
St. Francis Community Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%	93.9%	93.9%
St. Francis Medical Office Building	95.6%	95.6%	95.6%	95.6%	100.0%	95.6%	95.6%
St. Francis Medical Plaza	53.1%	53.1%	70.0%	94.0%	100.0%	100.0%	100.0%
St. Francis Women’s Center	65.2%	78.7%	78.7%	76.2%	96.4%	96.4%	96.4%
Three Medical Park	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
West Medical I	100.0%	100.0%	100.0%	100.0%	77.6%	n/a	n/a
Virginia
Hanover Medical Office Building I	100.0%	100.0%	100.0%	n/a	n/a	n/a	n/a

Cogdell Spencer Inc.
Fourth Quarter 2006

Lease Expirations for Leases In Place at December 31, 2006

			Percentage of Net		Percentage of	Annualized Rent
	Number of	Net Rentable	Rentable Square	Annualized	Property	Per Leased Square
	Leases Expiring	Square Feet	Feet	Rent	Annualized Rent	Foot
Available	—	152,460	5.8%	$—	—	$—
2007	127	458,685	17.5%	9,724,977	17.8%	21.20
2008	109	361,977	13.8%	7,012,312	12.8%	19.37
2009	117	375,129	14.3%	8,230,059	15.0%	21.94
2010	69	309,363	11.8%	6,482,316	11.8%	20.95
2011	56	214,019	8.1%	4,633,033	8.5%	21.65
2012	52	333,720	12.7%	8,922,014	16.3%	22.60	(1)
2013	16	133,027	5.1%	2,901,467	5.3%	21.81
2014	15	113,720	4.3%	2,501,093	4.6%	21.99
2015	11	30,041	1.1%	824,713	1.5%	27.45
2016	10	46,905	1.8%	966,034	1.8%	20.60
Thereafter	13	97,166	3.7%	2,565,976	4.7%	26.41

Total	595	2,626,212	100.0%	$54,763,994	100.0%	21.58	(1)

(1)	Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.

Ten Largest Tenants by Annualized Rent at December 31, 2006

	Tenant	Annualized Rent	Percent of Portfolio
1	Palmetto Health Alliance	$3,550,183	6.6%
2	NorthEast Medical Center	3,081,882	5.7%
3	University Hospital (Augusta, GA)	2,025,239	3.7%
4	Carolinas HealthCare System	1,867,983	3.4%
5	Gaston Memorial Hospital	1,855,699	3.4%
6	Our Lady of Bellefonte Hospital	1,519,096	2.8%
7	Boice-Willis Clinic	1,388,732	2.6%
8	Bon Secours St. Francis Hospital	1,192,966	2.2%
9	East Jefferson General Hospital	1,069,967	2.0%
10	Clarian Health Partners, Inc.	879,307	1.6%

		$18,431,054	34.0%

Capital Expenditures
(in thousands)

	Three Months Ended
	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006	March 31, 2006
Capital expenditures:
Recurring capital expenditures	$566	$218	$84	$240
Planned capital expenditures associated with property acquisitions	474	182	795	136
Second generation tenant improvements	802	715	287	433

Total capital expenditures	$1,842	$1,115	$1,166	$809

Cogdell Spencer Inc.
Fourth Quarter 2006

Acquisitions for the period January 1, 2006 through December 31, 2006
(dollars in thousands)

			Net Rentable	Purchase
Property	Location	Date Acquired	Square Feet	Price

Methodist Professional Center	Indianapolis, IN	2/15/2006	174,114	$39,864
Verdugo Professional Building I	Glendale, CA	3/30/2006	63,887	10,352
Verdugo Professional Building II	Glendale, CA	3/30/2006	42,906	13,723
Hanover Medical Office Building I	Mechanicsville, VA	3/30/2006	56,610	12,000
Mary Black Westside MOB	Spartanburg, SC	8/4/2006	37,455	5,207
Parkridge MOB	Columbia, SC	9/28/2006	89,451	19,100

Total			464,423	$100,246

Construction in Progress as of December 31, 2006
(dollars in thousands)

					Estimated
		Estimated	Net Rentable	Investment	Total	Percentage
Property	Location	Completion Date	Square Feet	to Date	Investment	Leased

Carolina Forest Medical Plaza	Horry County, SC	2Q 2007	39,000	$4,342	$7,400	43.2%
Lancaster Rehabilitation Hospital	Lancaster, PA	2Q 2007	52,800	5,130	12,300	100.0%
Lancaster General Health Campus MOB	Lancaster, PA	4Q 2007	64,070	1,483	15,500	80.0%
Mebane Medical Office Building	Mebane, NC	1Q 2008	60,000	413	16,200	52.3%
Land and pre-construction developments			—	1,486	—

			215,870	$12,854	$51,400